Virtus Mid-Cap Growth Fund,

a series of Virtus Equity Trust

Supplement dated December 1, 2014 to the Summary Prospectus and the

Virtus Equity Trust Statutory Prospectus dated July 29, 2014

Important Notice to Investors

The section “More Information About Fund Expenses” on page 47 of the statutory prospectus is hereby revised by replacing the information relating to the fund in the first table with the following:

	Class A Shares	Class B Shares	Class C Shares	Class I Shares	Class R6 Shares
Virtus Mid-Cap Growth Fund	1.40%	2.15%	2.15%	1.15%	N/A

The information relating to the fund in the second table in the section “More Information About Fund Expenses” is revised to note that the percentages indicated were under prior expenses reimbursement arrangements.

Investors should retain this supplement with the Prospectuses for future reference.

VET 8019/MCG NewExpCap (12/14)